Exhibit 10.1

Execution Version

ABL AMENDMENT

This ABL AMENDMENT, dated as of July 15, 2016 (this “Amendment”), by and among Douglas Dynamics, Inc. (“Holdings”), Douglas Dynamics, L.L.C. (the “Company”), Douglas Dynamics Finance Company (“DD Finance”), Fisher, LLC (“Fisher”), Trynex International LLC (“Trynex”), Henderson Enterprises Group, Inc. (the survivor of a merger with DDIZ Acquisition, Inc.) (“HEG”, and together with the Company, DD Finance, Fisher and Trynex, the “Borrowers”), Henderson Products, Inc. (“HPI”) and Acquisition Delta LLC (“Delta” and, together with Holdings and HPI, each a “Guarantor” and collectively, the “Guarantors” and, the Guarantors together with the Borrowers, the “Loan Parties”), the Lenders (as defined below) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Loan Parties are party to that certain Second Amended and Restated Credit and Guaranty Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), dated as of December 31, 2014, among the Loan Parties, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the certain other parties from time to time party thereto;

WHEREAS, the Borrowers have requested that certain amendments be made to the ABL Credit Agreement;

WHEREAS, the Lenders, on the terms and conditions set forth herein, are willing to agree to the amendments set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. DEFINED TERMS

Terms defined in the ABL Credit Agreement and not defined herein are used herein as defined therein.

II. AMENDMENTS

The Lenders hereby agree that the ABL Credit Agreement is hereby amended as of the Amendment Effective Date (as defined below) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the ABL Credit Agreement attached as Exhibit A hereto.

III. NEW BORROWER

On the Amendment Effective Date, Delta shall become a party to the Credit Agreement as a “Borrower” for all purposes of the ABL Credit Agreement and the other Credit Documents, and Delta hereby agrees to be bound by all provisions of the ABL Credit Agreement applicable to a Borrower.

IV. EXISTING MORTGAGES

Within 90 days following the Amendment Effective Date (or such later date as the Administrative Agent may agree), the Loan Parties shall deliver to the Administrative Agent, with respect to each Mortgage encumbering a Real Estate Asset on the Amendment Effective Date, an amendment to the existing Mortgage and such other documents required by Section 5.12(c) of the ABL Credit Agreement.

V. EFFECT ON THE CREDIT DOCUMENTS

Except as expressly provided herein, all of the terms and provisions of the ABL Credit Agreement and the other Credit Documents are and shall remain in full force and effect.  This Amendment shall constitute a Credit Document for all purposes of the ABL Credit Agreement and the other Credit Documents.  Provisions of this Amendment are deemed incorporated into the ABL Credit Agreement as if fully set forth therein.

VI. CONDITIONS

This Amendment shall become effective on the date of satisfaction of the following conditions precedent (such date, the “Amendment Effective Date”):

(a)                                 The Administrative Agent shall have received sufficient copies of this Amendment, executed and delivered by each applicable Credit Party, the Administrative Agent and the each Lender.

(b)                                 The Administrative Agent and the Lenders and their respective counsel shall have received originally executed copies of the favorable written opinion of Foley & Lardner LLP, counsel for the Credit Parties, in form and substance satisfactory to the Administrative Agent, dated as of the Amendment Effective Date (and each Credit Party hereby instructs such counsel to deliver such opinion to the Administrative Agent and the Lenders).

(c)                                  The Administrative Agent shall have received (i) copies of each Organizational Document for each Credit Party, certified as of a recent date prior to the Amendment Effective Date by the appropriate governmental official or, as applicable, by an officer of such Credit Party, (ii) signature and incumbency certificates of the officers of each Credit Party executing the Credit Documents to which it is a party, (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party, certified as of the Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment, (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Amendment Effective Date, and (v) such other documents as the Administrative Agent may reasonably request.

(d)                                 On the Amendment Effective Date, the Administrative Agent shall have received a Solvency Certificate from the chief financial officer of Holdings, dated as of the Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form, scope and substance satisfactory to the Administrative Agent, with appropriate attachments and demonstrating that after giving effect to the Transactions, the Company is and will be, and Holdings and its Subsidiaries (on a consolidated basis) are and will be, Solvent.

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(e)                                  The terms of the Asset Purchase Agreement, dated June 15, 2016, among Delta, Peter Paul Dejana Family Trust Dated 12/31/98, Dejana Truck & Utility Equipment Company, Inc. and Andrew Dejana (as appointed agent) (including all exhibits, schedules, annexes and other attachments thereto and other agreements related thereto) (the “Purchase Agreement”) and all related documents shall be reasonably satisfactory to the Arrangers. The acquisition of assets pursuant to the Purchase Agreement (the “Asset Purchase”) shall be consummated pursuant to the Purchase Agreement, substantially concurrently with the Amendment Effective Date, and no provision thereof shall have been amended or waived, and no consent shall have been given thereunder, in any manner materially adverse to the interests of the Lenders without the prior written consent of the Administrative Agent.

(f)                                   The Administrative Agent shall have received, at least five (5) Business Days in advance of the Amendment Effective Date, all documentation and other information required by Governmental Authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001.

(g)                                  All fees, expenses and other amounts due and payable to the Agents and the Lenders on the Amendment Effective Date shall have been paid.

(h)                                 The Administrative Agent shall be satisfied with the valid perfected First Priority security interest in favor of Collateral Agent, for the benefit of the Secured Parties, in the ABL Priority Collateral (including any assets to be acquired through the Asset Purchase that would constitute ABL Priority Collateral once acquired).

(i)                                     The Purchase Agreement Representations (as defined below) and the Specified Representations (as defined below) shall be true and correct in all material respects (unless qualified by materiality, in which case they shall be true and correct in all respects).

“Purchase Agreement Representations” means such of the representations made by or on behalf of the Sellers (as defined in the Purchase Agreement) in the Purchase Agreement as are material to the interests of the Lenders, but only to the extent that the accuracy of any such representation is a condition to the obligations of the Company (or an affiliate thereof) to close under the Purchase Agreement or the Company (or an affiliate thereof) has the right to terminate its obligations under the Purchase Agreement as a result of a breach of such representations in the Purchase Agreement.

“Specified Representations” means the representations and warranties in the ABL Credit Agreement relating to corporate existence and qualification, power and authority, due authorization, execution and delivery of, and enforceability of, this Amendment, effectiveness, validity and perfection of First Priority Liens under the Collateral Documents, no conflicts with organizational documents, governmental approvals, use of proceeds, Investment Company Act, compliance with laws, solvency, OFAC, FCPA, Patriot Act, Federal Reserve margin regulations and the Investment Company Act.

(j)                                    The Administrative Agent shall have received a certificate of the Authorized Representative of the Company certifying that (a) as of the date of signing of the Purchase Agreement, the representations and warranties contained in the ABL Credit Agreement and the other Credit Documents were true and correct in all material respects (or in all respects, if qualified by materiality) on and as of such date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects, if qualified by materiality) on and as of such earlier date, (b) both before and after giving effect to this Amendment, no Event of Default under Section 8.1(a), 8.1(f) or 8.1(g) of the ABL Credit Agreement exists on the Amendment Effective Date.

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(k)                                 Both before and after giving effect to this Amendment, no Event of Default under Section 8.1(a), 8.1(f) or 8.1(g) of the ABL Credit Agreement shall exist on the Amendment Effective Date.

(l)                                     With respect to mortgaged real property, the Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination (and if any improvements on such mortgaged property are located in a special flood hazard area, (i) a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Credit Parties and (ii) evidence of flood insurance in form and substance reasonably satisfactory to the Administrative Agent and any other information or documentation reasonably requested by the Administrative Agent in connection therewith).

SECTION VII. REAFFIRMATION

By signing this Amendment, each Credit Party hereby confirms that (a) its obligations and liabilities under the ABL Credit Agreement as modified hereby and the other Credit Documents to which it is a party remain in full force and effect on a continuous basis after giving effect to this Amendment, (b) the Secured Parties remain entitled to the benefits of the Guaranty and the security interests set forth or created in the Collateral Documents and the other Credit Documents and (c) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.  Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as amended hereby.

SECTION VIII. EXPENSES

The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable and invoiced fees, charges and disbursements of one counsel in each applicable jurisdiction to the Administrative Agent.

SECTION IX. MISCELLANEOUS

(a)                                 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)                                 EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AMENDMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS,

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BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AMENDMENT, WHICH EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION OF THIS AMENDMENT AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AMENDMENT.  IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)                                  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic file shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow.]

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DOUGLAS DYNAMICS, INC.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

DOUGLAS DYNAMICS, L.L.C.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

DOUGLAS DYNAMICS FINANCE COMPANY

By:	/s/ James L. Janik
Name: James L. Janik
Title: President and Chief Executive Officer

FISHER, LLC

By:	DOUGLAS DYNAMICS, LLC
Its:	Sole Member

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

TRYNEX INTERNATIONAL LLC

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Vice President, Controller, and Treasurer

[Signature Page to ABL Amendment]

HENDERSON ENTERPRISES GROUP, INC.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Treasurer

HENDERSON PRODUCTS, INC.

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Treasurer

ACQUISITION DELTA LLC

By:	/s/ Robert J. Young
Name: Robert J. Young
Title: Treasurer

[Signature Page to ABL Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Collateral Agent and as a Lender

By:	/s/ Raymond Gage
Name: Raymond Gage
Title: Authorized Officer

[Signature Page to ABL Amendment]

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ John Nocita
Name: John Nocita
Title: Senior Vice President